EXHIBIT 99.4

FFML 05-FFA
Run 3

Assumptions:
	Prepayments as indicated
	100% loss severity
	12 month lag to recovery
	100% advances
	To maturity
	Triggers Failing

	Period	Forward 1mth	Custom 1mth	PPC
	1	3.422	3.422	4.00	Forward Libor
	2	3.584	3.422	5.73	Class M-1	75 PPC	100 PPC	135 PPC
	3	3.711	3.422	7.45	% of CDR	10.93	12.763	15.467
	4	3.828	3.422	9.18	WAL	9.82	7.64	5.7
	5	3.856	3.422	10.91	Principal Writedown	6,514.32 (0.01%)	6,174.81 (0.01%)	0.00 (0.00%)
	6	3.952	3.422	12.64	Total Collat Loss (Collat Maturity)	273,341,098.88 (36.53%)	251,913,158.88 (33.67%)	232,329,502.13 (31.05%)
	7	3.882	3.422	14.36
	8	3.905	3.422	16.09	Forward Libor
	9	3.934	3.422	17.82	Class M-3	75 PPC	100 PPC	135 PPC
	10	3.954	3.422	19.55	% of CDR	8.157	9.263	10.927
	11	3.959	3.422	21.27	WAL	15.43	12.43	9.34
	12	3.961	3.422	23.00	Principal Writedown	11,792.02 (0.07%)	8,434.53 (0.05%)	1,555.99 (0.01%)
	13	3.967	7.422		Total Collat Loss (Collat Maturity)	221,781,222.06 (29.64%)	198,412,017.94 (26.52%)	177,133,209.12 (23.68%)
	14	3.978	7.422
	15	3.988	7.422
	16	3.997	7.422		Custom 1mth Libor
	17	4.005	7.422		Class M-1	75 PPC	100 PPC	135 PPC
	18	4.062	7.422		% of CDR	8.571	10.607	13.664
	19	4.017	7.422		WAL	10.63	8.09	5.89
	20	4.023	7.422		Principal Writedown	16,215.11 (0.02%)	5,692.90 (0.01%)	3,159.73 (0.00%)
	21	4.031	7.422		Total Collat Loss (Collat Maturity)	230,058,131.71 (30.75%)	220,011,118.82 (29.41%)	211,404,797.50 (28.26%)
	22	4.038	7.422
	23	4.043	7.422		Custom 1mth Libor
	24	4.045	7.422		Class M-3	75 PPC	100 PPC	135 PPC
	25	4.05	7.422		% of CDR	6.458	7.748	9.704
	26	4.059	7.422		WAL	16.2	13.05	9.65
	27	4.069	7.422		Principal Writedown	11,136.36 (0.07%)	18,188.67 (0.11%)	10,901.02 (0.07%)
	28	4.08	7.422		Total Collat Loss (Collat Maturity)	185,385,102.01 (24.78%)	172,291,163.66 (23.03%)	160,739,583.47 (21.48%)
	29	4.089	7.422
	30	4.098	7.422
	31	4.108	7.422
	32	4.115	7.422
	33	4.123	7.422
	34	4.131	7.422

35	4.138	7.422
36	4.145	7.422
37	4.156	7.422
38	4.163	7.422
39	4.172	7.422
40	4.181	7.422
41	4.189	7.422
42	4.198	7.422
43	4.206	7.422
44	4.213	7.422
45	4.221	7.422
46	4.23	7.422
47	4.236	7.422
48	4.245	7.422
49	4.256	7.422
50	4.265	7.422
51	4.274	7.422
52	4.282	7.422
53	4.29	7.422
54	4.297	7.422
55	4.303	7.422
56	4.307	7.422
57	4.313	7.422
58	4.317	7.422
59	4.32	7.422
60	4.323	7.422
61	4.328	7.422
62	4.332	7.422
63	4.337	7.422
64	4.342	7.422
65	4.348	7.422
66	4.354	7.422
67	4.36	7.422
68	4.366	7.422
69	4.375	7.422
70	4.381	7.422
71	4.39	7.422
72	4.397	7.422
73	4.402	7.422
74	4.409	7.422
75	4.415	7.422
76	4.422	7.422
77	4.429	7.422
78	4.437	7.422
79	4.445	7.422
80	4.454	7.422

81	4.463	7.422
82	4.473	7.422
83	4.484	7.422
84	4.493	7.422
85	4.503	7.422
86	4.513	7.422
87	4.521	7.422
88	4.531	7.422
89	4.539	7.422
90	4.548	7.422
91	4.557	7.422
92	4.564	7.422
93	4.572	7.422
94	4.58	7.422
95	4.588	7.422
96	4.595	7.422
97	4.605	7.422
98	4.614	7.422
99	4.623	7.422
100	4.632	7.422
101	4.638	7.422
102	4.647	7.422
103	4.655	7.422
104	4.66	7.422
105	4.667	7.422
106	4.674	7.422
107	4.68	7.422
108	4.686	7.422
109	4.695	7.422
110	4.701	7.422
111	4.708	7.422
112	4.716	7.422
113	4.722	7.422
114	4.729	7.422
115	4.736	7.422
116	4.741	7.422
117	4.748	7.422
118	4.755	7.422
119	4.76	7.422
120	4.766	7.422
121	4.775	7.422
122	4.782	7.422
123	4.789	7.422
124	4.796	7.422
125	4.801	7.422
126	4.808	7.422

127	4.812	7.422
128	4.817	7.422
129	4.823	7.422
130	4.825	7.422
131	4.829	7.422
132	4.833	7.422
133	4.838	7.422
134	4.843	7.422
135	4.848	7.422
136	4.853	7.422
137	4.857	7.422
138	4.862	7.422
139	4.867	7.422
140	4.87	7.422
141	4.875	7.422
142	4.879	7.422
143	4.883	7.422
144	4.888	7.422
145	4.893	7.422
146	4.9	7.422
147	4.903	7.422
148	4.909	7.422
149	4.913	7.422
150	4.915	7.422
151	4.919	7.422
152	4.921	7.422
153	4.925	7.422
154	4.926	7.422
155	4.929	7.422
156	4.93	7.422
157	4.935	7.422
158	4.939	7.422
159	4.942	7.422
160	4.945	7.422
161	4.948	7.422
162	4.949	7.422
163	4.952	7.422
164	4.951	7.422
165	4.951	7.422
166	4.952	7.422
167	4.952	7.422
168	4.951	7.422
169	4.954	7.422
170	4.955	7.422
171	4.956	7.422
172	4.958	7.422

173	4.957	7.422
174	4.958	7.422
175	4.958	7.422
176	4.956	7.422
177	4.956	7.422
178	4.955	7.422
179	4.952	7.422
180	4.951	7.422
181	4.953	7.422
182	4.953	7.422
183	4.953	7.422
184	4.954	7.422
185	4.954	7.422
186	4.955	7.422
187	4.954	7.422
188	4.954	7.422
189	4.955	7.422
190	4.955	7.422
191	4.955	7.422
192	4.955	7.422
193	4.955	7.422
194	4.955	7.422
195	4.955	7.422
196	4.953	7.422
197	4.953	7.422
198	4.953	7.422
199	4.952	7.422
200	4.95	7.422
201	4.951	7.422
202	4.948	7.422
203	4.948	7.422
204	4.948	7.422
205	4.945	7.422
206	4.945	7.422
207	4.944	7.422
208	4.942	7.422
209	4.94	7.422
210	4.939	7.422
211	4.937	7.422
212	4.935	7.422
213	4.934	7.422
214	4.931	7.422
215	4.93	7.422
216	4.928	7.422
217	4.926	7.422
218	4.924	7.422

219	4.921	7.422
220	4.92	7.422
221	4.917	7.422
222	4.913	7.422
223	4.912	7.422
224	4.909	7.422
225	4.906	7.422
226	4.903	7.422
227	4.901	7.422
228	4.897	7.422
229	4.895	7.422
230	4.892	7.422
231	4.888	7.422
232	4.886	7.422
233	4.881	7.422
234	4.878	7.422
235	4.875	7.422
236	4.87	7.422
237	4.867	7.422
238	4.864	7.422
239	4.86	7.422
240	4.856	7.422
241	4.853	7.422
242	4.848	7.422
243	4.845	7.422
244	4.842	7.422
245	4.838	7.422
246	4.835	7.422
247	4.832	7.422
248	4.828	7.422
249	4.826	7.422
250	4.823	7.422
251	4.819	7.422
252	4.816	7.422
253	4.814	7.422
254	4.811	7.422
255	4.808	7.422
256	4.805	7.422
257	4.802	7.422
258	4.801	7.422
259	4.797	7.422
260	4.794	7.422
261	4.793	7.422
262	4.79	7.422
263	4.788	7.422
264	4.785	7.422

265	4.784	7.422
266	4.781	7.422
267	4.779	7.422
268	4.777	7.422
269	4.775	7.422
270	4.774	7.422
271	4.771	7.422
272	4.769	7.422
273	4.768	7.422
274	4.766	7.422
275	4.765	7.422
276	4.763	7.422
277	4.761	7.422
278	4.761	7.422
279	4.758	7.422
280	4.757	7.422
281	4.756	7.422
282	4.754	7.422
283	4.754	7.422
284	4.752	7.422
285	4.751	7.422
286	4.75	7.422
287	4.75	7.422
288	4.748	7.422
289	4.748	7.422
290	4.747	7.422
291	4.746	7.422
292	4.746	7.422
293	4.745	7.422
294	4.744	7.422
295	4.745	7.422
296	4.743	7.422
297	4.743	7.422
298	4.743	7.422
299	4.743	7.422
300	4.741	7.422
301	4.74	7.422
302	4.737	7.422
303	4.735	7.422
304	4.733	7.422
305	4.73	7.422
306	4.729	7.422
307	4.727	7.422
308	4.724	7.422
309	4.722	7.422
310	4.72	7.422

311	4.719	7.422
312	4.717	7.422
313	4.716	7.422
314	4.713	7.422
315	4.712	7.422
316	4.711	7.422
317	4.708	7.422
318	4.707	7.422
319	4.706	7.422
320	4.704	7.422
321	4.703	7.422
322	4.701	7.422
323	4.7	7.422
324	4.699	7.422
325	4.698	7.422
326	4.696	7.422
327	4.696	7.422
328	4.694	7.422
329	4.693	7.422
330	4.692	7.422
331	4.691	7.422
332	4.689	7.422
333	4.69	7.422
334	4.688	7.422
335	4.688	7.422
336	4.688	7.422
337	4.686	7.422
338	4.686	7.422
339	4.685	7.422
340	4.685	7.422
341	4.684	7.422
342	4.684	7.422
343	4.684	7.422
344	4.682	7.422
345	4.683	7.422
346	4.682	7.422
347	4.682	7.422
348	4.682	7.422
349	4.682	7.422
350	4.683	7.422
351	4.681	7.422
352	4.682	7.422
353	4.682	7.422
354	4.682	7.422
355	4.682	7.422
356	4.682	7.422

357	4.683	7.422
358	4.683	7.422
359	4.684	7.422
360	4.683	7.422

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees,

including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.

Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.